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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                         March 31, 2003 (March 31, 2003)

                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-09498                   76-0437769
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)

                                 (713) 495-3000
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of business acquired.

          None.

     (b) Pro Forma Financial Information.

          None.

     (c) Exhibits.

          99.1 Press Release

Item 9. Regulation FD Disclosure.

     On March 31, 2003, Mission Resources Corporation issued a press release announcing its financial and operational results for the fourth quarter and full year of 2002. A copy of the press release is attached as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

     On March 31, 2003, Mission Resources Corporation issued a press release announcing its financial and operational results for the fourth quarter and full year of 2002. A copy of the press release is attached as Exhibit 99.1.

     In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                            [SIGNATURE PAGE FOLLOWS]

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MISSION RESOURCES CORPORATION

Date: March 31, 2003                     By:    /s/ RICHARD W. PIACENTI
                                         Name:  Richard W. Piacenti
                                         Title: Senior Vice President and Chief
                                         Financial Officer